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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT: November 9, 2000
                        (Date of earliest event reported)

                          MALAN REALTY INVESTORS, INC.
    (Exact Name of Registrant as Specified in its Articles of Incorporation)



           Michigan                       1-13092              38-1841410
(State or Other Jurisdiction of    (Commission File No.)   (I.R.S. Employer
 Incorporation or Organization)                            Identification No.)

                             -----------------------

                         30200 Telegraph Road, Suite 105
                       Bingham Farms, Michigan 48025-4503
                    (Address of Principal Executive Offices)

                                 (248) 644-7110
              (Registrant's telephone number, including area code)
                             -----------------------


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ITEM 5.  OTHER EVENTS.

         On November 10, 2000, Malan Realty Investors, Inc. issued a press release announcing that Edward J. Russell III had been elected to the company's board of directors.

         In conjunction with the election of Mr. Russell as a director, the company amended its by-laws to increase the size of the Board of Directors from five members to six.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (C)      EXHIBITS.

                  1. Text of press release issued by the company dated November 10, 2000.


SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  November 22, 2000                           Malan Realty Investors, Inc.



                                                By:  /s/ Elliott J. Broderick
                                                     ---------------------------
                                                     Elliott J. Broderick
                                                Its: Chief Accounting Officer



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                                  EXHIBIT INDEX

EXHIBIT
NUMBER
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99(a) Text of press release issued by the company dated November 10, 2000.